UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2005

Yellow Roadway Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12255	48-0948788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Roe Avenue, Overland Park, Kansas	66211
(Address of principal executive offices)	(Zip Code)

(913) 696-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Yellow Roadway Corporation (“Yellow Roadway” or the “Company”) announced today that the $150 million senior floating rate notes (the “notes”) offered in its private offer will bear interest at a floating rate based on the London Interbank Offered Rate (LIBOR) plus 1.375%, payable quarterly in arrears, on February 15, May 15, August 15 and November 15 of each year, commencing on August 15, 2005.

The notes will mature on May 15, 2008. The notes may not be redeemed by Yellow Roadway for eighteen months, but are redeemable at any time thereafter at par. Yellow Roadway expects to use the net proceeds from the offering as part of the financing for the previously announced proposed acquisition of USF Corporation (“USF”). If such acquisition is not consummated on or prior to December 31, 2005, or if the merger agreement is terminated at any time, the notes will be subject to a special mandatory redemption at a price of 101% of the principal amount of the notes, plus accrued and unpaid interest.

The foregoing is qualified by reference to Yellow Roadway’s press release relating to the notes, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Certain information, including pro forma information, related to the USF acquisition and currently contemplated related financings (including the offering of the notes) is provided pursuant to Regulation FD, included in Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

99.1	Press release issued by Yellow Roadway on May 19, 2005.

99.2	Certain information provided pursuant to Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

The information presented in this communication may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “could”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements

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regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of Yellow Roadway and USF, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include: those discussed and identified in public filings with the SEC by Yellow Roadway and USF; the parties’ ability to consummate the proposed merger with, to achieve expected synergies and operating efficiencies in the merger within the expected time-frames or at all and to successfully integrate USF’s operations into Yellow Roadway’s operations; and the factors that generally affect the respective businesses of Yellow Roadway and USF as further outlined in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in each of the companies’ respective Annual Reports on Form 10-K. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Neither Yellow Roadway nor USF undertakes any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Yellow Roadway’s and USF’s various SEC reports, including, but not limited to, each party’s Annual Report on Form 10-K for the year ended December 31, 2004.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger of USF and Yellow Roadway. In connection with the proposed transaction, on May 5, 2005, Yellow Roadway filed Post Effective Amendment No. 1 to its Registration Statement on Form S-4, which contains an amended definitive proxy statement/prospectus relating to the proposed merger of Merger Sub with, and into, USF. Yellow Roadway and USF may file other relevant documents concerning the proposed transaction with the SEC. Investors are urged to read the amended proxy statement/prospectus dated May 6, 2005, filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, and any other relevant documents filed with the SEC because they will contain important information. You will be able to obtain the documents free of charge at the website maintained by the SEC at www.sec.gov. In addition, you may obtain documents filed with the SEC by Yellow Roadway free of charge by requesting them in writing from Yellow Roadway or by telephone at (913) 696-6100. You may obtain documents filed with the SEC by USF free of charge by requesting them in writing from USF or by telephone at (773) 824-1000.

Participants in Solicitation

Yellow Roadway and USF, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the stockholders of Yellow Roadway and USF in connection with the acquisition. Information about the directors and executive officers of Yellow Roadway and their ownership of Yellow Roadway stock is set forth in the proxy statement for the Yellow Roadway 2005 Annual Meetings of Stockholders. Information about the directors and executive officers of USF and their ownership of USF stock is set forth in the USF Annual Report on Form 10-K, as amended. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus.

Information in this Current Report that is being furnished pursuant to Item 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information furnished pursuant to Item 7.01 in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in Item 7.01 of this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information Item 7.01 of this Current Report contains is material investor information that is not otherwise publicly available.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2005

YELLOW ROADWAY CORPORATION

By:	/s/ Daniel J. Churay
Daniel J. Churay
Senior Vice President, General Counsel
and Secretary

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INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
99.1	Press release issued by Yellow Roadway on May 19, 2005.

99.2	Certain information provided pursuant to Regulation FD.

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